UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 14th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 6, 2015, RCS Capital Corporation (the “Company”) issued a press release announcing that it will issue the release of its financial and operating results for the second quarter of 2015 later today. The press release also announced that the Company will host an investor call and webcast to discuss its second quarter 2015 financial and operating results today, Thursday, August 6, 2015 at 2:00 p.m. E.T.

A copy of the press release announcing the foregoing is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: August 6, 2015	By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and Director